Exhibit 99.1

Contacts:

John W. Smolak	Scott M. Tsujita
EVP CFO & Chief Administrative Officer	SVP Finance, Treasury & Investor Relations
Hypercom Corporation	Hypercom Corporation
Phone: 602-504-4750	Phone: 602-504-5161
Email: jsmolak@hypercom.com	Email: stsujita@hypercom.com

HYPERCOM CORPORATION ANNOUNCES
FIRST QUARTER 2004 FINANCIAL RESULTS

Highlights:

•	Seasonally lower first quarter 2004 revenues of $50.8 million in line with previously announced annual guidance. Exceeds prior year’s first quarter revenues of $49.8 million;

•	First quarter loss from continuing operations of $0.5 million and loss before discontinued operations of $2.2 million improved over prior year comparative losses of $0.9 million and $2.8 million, respectively, as a result of increased revenues and higher gross margins;

•	Introduced new 32-bit ‘Optimum’ line of low-cost, high-performance card payment terminals for counter-top, multi-lane, and mobile applications;

•	Launched the first (IN-tact™ 1101) of a series of devices designed to IP-enable the sizeable installed base of dial access card payment terminals;

•	Announced the formation of HBNet, an alternative data communication provider for dial and IP based point of sale transaction processors.

PHOENIX, April 30, 2004-Hypercom Corporation (NYSE: HYC) the global payment technology leader of electronic payment solutions, today announced financial results for the three months ended March 31, 2004.

The Company announced that first quarter results exceeded prior year comparative revenue, gross margin, and operating income before discontinued operations. The Company reported a first quarter loss from continuing operations of $0.5 million and a net loss before discontinued operations of $2.2 million, as compared to a prior year first quarter loss from continuing operations of $0.9 million and $2.8 million, respectively. The quarter over quarter improvement in results was achieved on increased consolidated net revenue of $50.8 million versus $49.8 million, and reflected an improved gross margin of 41.9% versus 40.0%. “Despite our seasonally slow first quarter, the Company has improved top-line revenue, gross margin, and reduced the operating loss compared to the prior year. Our operating expenses are consistent with recent trends and reflect the costs associated with the development of a new product portfolio and business launch” stated Chairman and CEO Chris Alexander. “The first quarter results are in line with our annual guidance expectations and continue to show positive trends relative to prior year results. With the recent announcements of our new Optimum family of products, as well as IN-tact and HBNet, we believe the Company is well positioned to achieve its 2004 marketing goals and financial objectives.”

First quarter net loss of $2.2 million or -$0.04 per fully diluted share, compares to a net loss before discontinued operations of $2.8 million or -$0.06 per fully diluted share in the prior year. In accordance with GAAP, prior period results have been reclassified to uniformly reflect discontinued operations in comparative periods.

The Company closed the quarter with a sales backlog of $54.9 million, versus $57.0 million as of December 31, 2003, and $83.7 million as of March 31, 2003. Backlog fluctuates seasonally and due to the timing of new annual contracts with significant customers.

The Company continues to increase its working capital as the Company generated positive cash flow from operations of $2.0 million during the first quarter and increased its net working capital from $156.7 million at December 31, 2003 to $158.1 million at March 31, 2004. Cash and short-term investment balances increased to $85.2 million at March 31, 2004, compared to $82.8 million at December 31, 2003, and $42.9 million at March 31, 2003.

Operational Highlights

During the quarter, the Company announced several new initiatives and collaborations related to its products including:

•	Released several new 32 bit terminal products in the Optimum family including:

The L4100, a high-speed, high-performance signature capture terminal specifically designed for checkout lines at high volume multi-lane retailers worldwide;

The T4100, a countertop terminal designed to deliver multi-application functionality and the industry’s fastest transaction speed;

The M2100, a handheld, wireless terminal for mobile merchants such as restaurants, delivery services, car rental companies, stadiums, and medical facilities.

•	Introduced IN-tact 1101, a compact, high-speed, low-cost Internet Protocol gateway device that converts existing Hypercom terminals into faster, lower communication cost, IP-enabled devices. The IN-tact 1101 is the first in a series of IP-enabling products that the Company intends to release in 2004.

•	Announced HBNet™ advanced data communication service for dial and IP point of sale processors. The high performance network provider gives processors a competitive alternative source for information delivery services in the US and Canada, with further expansion planned for EMEA, Asia, and Latin America.

FY 2004 Outlook

Reflecting the longer-term perspective of the Company’s revenue model, the Company will provide guidance on a full year basis. As previously disclosed, the current outlook for 2004 is as follows:

	2004 Guidance	Growth
Net Revenue	$254.0 - 266.0mm	+ 10-15%
Income from Continuing Operations	$21.0 - 25.5mm	+ 61-96%
Adjusted EBITDA from Continuing Operations	$29.5 - 34.0mm	+ 35-56%

Forward guidance is predicated on a stable worldwide economy.

Hypercom’s conference call to discuss the financial results for the period ended March 31, 2004, will be held on Friday, April 30, 2004, at 11 a.m. EDT (8 a.m. Phoenix time). The conference call will be simultaneously webcast at Hypercom’s Web site, www.hypercom.com and will also be available after the call has concluded in the investor relations section under “audio.archive.”

About Hypercom (www.hypercom.com)

Celebrating 26 years of technology excellence, innovation and leadership, Hypercom Corporation is a leading global provider of electronic payment solutions that add value at the point-of-transaction for consumers, merchants and acquirers, and yield increased profitability for its customers.

Widely recognized as the global payment technology innovator, Hypercom delivers comprehensive card payment terminal, network and server solutions that help merchants and financial institutions generate revenues and increase profits.

Headquartered in Phoenix, Arizona, Hypercom’s card payment terminal, network and server solutions are leading the transformation of electronic payments in more than 100 countries.

Forward-Looking Statements

This press release includes statements that may constitute forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among other things, statements regarding Hypercom’s anticipated financial performance, projections regarding future revenue, operating profits, net income, cash flows, losses from discontinued operations and the performance and market acceptance of new products. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to documents filed by Hypercom with the Securities and Exchange Commission, specifically the most recent reports on Forms 10-K, 10-Q, and 8-K, each as it may be amended from time to time, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.

Among the important factors or risks that could cause actual results to differ from those contained in the forward-looking statements in this press release are: the state of the competition in the payments processing industry in general; the commercial feasibility of new products, services, and market development initiatives; risks relating to the introduction of new products; projections regarding specific demand for our products and services; projections regarding future revenues, cost of sales, operating expenses, margins, cash flows, earnings, working capital and liquidity; the adequacy of our current facilities and management systems infrastructure to meet our operational needs; the status of our relationship with and condition of third parties upon whom we rely in the conduct of our business; the challenges presented by conducting business on an international basis; the sufficiency of our reserves for assets and obligations exposed to revaluation; our ability to identify and complete acquisitions and strategic investments and successfully integrate them into our business; our ability to effectively hedge our exposure to foreign currency exchange rate fluctuations; risks related to our indebtedness and compliance with restrictions and financial covenants in our loan agreements; risks associated with utilization of contract manufacturers of our products; industry and general economic conditions; and future access to capital on terms that are acceptable, as well as assumptions related to the foregoing.

The financial information contained in this press release should be read in conjunction with the consolidated financial statements and notes thereto included in Hypercom’s most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time to time. Hypercom’s results of operations for the three months ended March 31, 2004 are not necessarily indicative of Hypercom’s operating results for any future periods. Any projections in this press release are based on limited information currently available to Hypercom, which is subject to change. Although any such projections and the factors influencing them will likely change, Hypercom will not necessarily update the information, since Hypercom will only provide guidance at certain points during the year. Such information speaks only as of the date of this release.

The Company does not endorse any projections regarding future performance that may be made by third parties.

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Hypercom is a registered trademark of Hypercom Corporation. Optimum and Design, IN-tact and HBNet are trademarks of Hypercom Corporation.

HYPERCOM CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

(amounts in thousands, except per share data)

	Three Months Ended March 31,
	2004	2003
Net revenue	$50,763	$49,796
Costs and expenses:
Costs of revenue	29,517	29,876
Research and development	6,825	5,813
Selling, general and administrative	14,885	15,055

Total costs and expenses	51,227	50,744

Loss from continuing operations	(464)	(948)
Interest income	273	50
Interest expense	(491)	(592)
Other income (expense)	18	(157)
Foreign currency loss	(728)	(463)

Loss before income taxes and discontinued operations	(1,392)	(2,110)
Provision for income taxes	(829)	(690)

Loss before discontinued operations	(2,221)	(2,800)
Income from discontinued operations	—	770

Net loss	$(2,221)	$(2,030)

Loss per share — basic and diluted:
Loss before discontinued operations	$(0.04)	$(0.06)
Income from discontinued operations	—	0.02

Loss per share	$(0.04)	$(0.04)

Adjusted EBITDA:
Adjusted EBITDA from continuing operations	$1,713	$1,270
Adjusted EBITDA from discontinued operations	—	1,448

Adjusted EBITDA	$1,713	$2,718

Adjusted EBITDA per share — basic and diluted:
Adjusted EBITDA from continuing operations	$0.03	$0.03
Adjusted EBITDA from discontinued operations	—	0.03

Adjusted EBITDA per share	$0.03	$0.06

Basic shares outstanding	50,213	48,043
Diluted shares outstanding	52,414	48,723

HYPERCOM CORPORATION
CONSOLIDATED BALANCE SHEETS

(amounts in thousands)

	March 31, 2004	December 31, 2003
	(unaudited)
ASSETS
Cash and cash equivalents	$64,290	$65,415
Marketable securities	20,900	17,400
Accounts receivable, net	52,252	55,252
Current portion of net investment in sales-type leases	11,147	10,477
Inventories	40,729	42,262
Prepaid expenses and other current assets	11,169	13,769
Long-lived assets held for sale	851	852

Total current assets	201,338	205,427
Property, plant and equipment, net	28,474	28,217
Net investment in sales-type leases	17,376	18,542
Intangible assets, net	4,131	3,731
Other long-term assets	8,914	8,651

Total assets	$260,233	$264,568

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$18,545	$21,733
Accrued payroll and related expenses	6,759	8,267
Accrued sales and other taxes	5,584	6,359
Accrued liabilities	6,943	7,534
Deferred revenue	3,096	2,044
Income taxes payable	1,387	1,690
Current portion of long-term debt	901	1,058

Total current liabilities	43,215	48,685
Long-term obligations	11,617	11,586

Total liabilities	54,832	60,271
Stockholders’ equity	205,401	204,297

Total liabilities and stockholders’ equity	$260,233	$264,568

HYPERCOM CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

(amounts in thousands)

	Three months ended March 31,
	2004	2003
Cash flows from continuing operations:
Net loss from continuing operations	$(2,221)	$(2,800)
Adjustments to reconcile net loss from continuing operations to net cash provided by operating activities:
Amortization of deferred financing costs	224	224
Depreciation/Amortization	2,159	2,375
Bad debt expense	194	1,120
Provision for losses on sales-type leases	290	161
Provision for excess and obsolete inventory	1,231	706
Noncash stock compensation	100	—
Foreign currency loss	728	463
Changes in operating assets and liabilities:
Income tax receivable	—	8,261
Other changes in operating assets and liabilities	(730)	3,438

Net cash provided by operating activities	1,975	13,948

Cash flows from investing activities:
Purchase of marketable securities	(6,000)	—
Proceeds from the sale or maturity of marketable securities	2,500	—
Acquisition of other assets	(856)	(465)
Purchase of property, plant, and equipment	(1,273)	(1,884)

Net cash used in investing activities	(5,629)	(2,349)

Cash flows from financing activities:
Repayment of bank notes payable and other debt instruments	(313)	(371)
Payments received on advances to stockholders	1,056	—
Proceeds from issuance of common stock	2,168	92
Advances from discontinued operations	—	278

Net cash provided by (used in) financing activities	2,911	(1)

Effect of exchange rate changes on cash	(24)	69

Net (decrease) increase in cash flows from continuing operations	(767)	11,667
Net (decrease) increase in cash flows from discontinued operations	(358)	2,593
Cash and cash equivalents, beginning of period	65,415	23,069

Cash and cash equivalents, end of period	$64,290	$37,329

Note 1: Reconciliation of Non-GAAP Measures
 This earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet, or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Corporation has provided a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Adjusted EBITDA is presented in the earnings release because management believes that it is of interest to its investors. The Corporation defines adjusted EBITDA as earnings before interest, income taxes, depreciation, and amortization, adjusted to exclude foreign currency gains and losses, and certain other material non-cash unusual or infrequently occurring items. Adjusted EBITDA does not represent cash flow from operations, as defined by generally accepted accounting principles in the United States. Adjusted EBITDA should not be considered as a substitute for net income or loss, or as an indicator of operating performance or whether cash flows will be sufficient to fund cash needs.

Below is a reconciliation of loss before taxes and discontinued operations to adjusted EBITDA from continuing operations (amounts in thousands and unaudited):

	Three Months Ended March 31,
	2004	2003
Adjusted EBITDA from continuing operations:
Loss before income taxes and discontinued operations	$(1,392)	$(2,110)
Depreciation expense	1,704	1,557
Amortization expense	455	818
Foreign currency loss	728	463
Interest	218	542

Adjusted EBITDA from continuing operations	$1,713	$1,270

Below is a reconciliation of the income from discontinued operations to adjusted EBITDA from discontinued operations (amounts in thousands and unaudited):

	Three Months Ended March 31,
	2004	2003
Adjusted EBITDA from discontinued operations:
Income from discontinued operations	$—	$770
Depreciation expense	—	258
Foreign currency loss	—	20
Interest	—	400

Adjusted EBITDA from discontinued operations	$—	$1,448